UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 7.01	Regulation FD Disclosure

Beginning on November 2, 2011, New York Community Bancorp, Inc. (the “Company”) intends to distribute and make available to investors, and to post on its web site, a written presentation regarding its business model and its financial performance for the three and nine months ended September 30, 2011. The presentation is also furnished herewith as Exhibit 99.1.

On November 2, 2011, the Company intends to distribute and make available to investors, beginning with those investors attending the 2011 Stifel Nicolaus Bank Conference in New York City, a written presentation regarding its competitive position as a multi-family lender and as an aggregator of one-to-four family mortgage loans for sale. The presentation also will be posted to the Company’s web site and is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

99.1	Investor Presentation
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2011	NEW YORK COMMUNITY BANCORP, INC.

/s/ Ilene A. Angarola
Ilene A. Angarola
Executive Vice President and Director,
Investor Relations and Corporate Communications

EXHIBIT INDEX

Exhibit 99.1	Written presentation to be distributed and made available to investors, and posted on the Company’s web site, beginning on November 2, 2011.

Exhibit 99.2	Written presentation to be initially distributed and made available to investors attending the 2011 Stifel Nicolaus Bank Conference, and posted on the Company’s web site, on November 2, 2011.